Equity	12 Months Ended
Dec. 31, 2017
Stockholders' Equity Note [Abstract]
Equity
EQUITY

Successor Shareholders' Equity

Equity Issuances and Repurchases — Changes in the number of shares of common stock outstanding for the year ended December 31, 2017 and the period from October 3, 2016 through December 31, 2016 are reflected in the table below.

	Successor
	Year Ended December 31, 2017	Period from October 3, 2016 through December 31, 2016
Shares outstanding at beginning of period	427,580,232	—
Shares issued (a)	818,570	427,580,232
Shares repurchased	—	—
Shares outstanding at end of period	428,398,802	427,580,232
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(a)	Includes share awards granted to directors and other nonemployees.

Dividends — Vistra Energy did not declare or pay any dividends during the year ended December 31, 2017. In December 2016, the board of directors of Vistra Energy approved the payment of a special cash dividend (Special Dividend) in the aggregate amount of approximately $1 billion ($2.32 per share of common stock) to holders of record of our common stock on December 19, 2016. The dividend was funded using borrowings under the Vistra Operations Credit Facilities.

Dividend Restrictions — The agreement governing the Vistra Operations Credit Facilities (the Credit Facilities Agreement) generally restricts the ability of Vistra Operations Company LLC (Vistra Operations) to make distributions to any direct or indirect parent unless such distributions are expressly permitted thereunder. As of December 31, 2017, Vistra Operations can distribute approximately $1.0 billion to Vistra Energy Corp. (Parent) under the Credit Facilities Agreement without the consent of any party. The amount that can be distributed by Vistra Operations to Parent was partially reduced by distributions made by Vistra Operations to Parent during the year ended December 31, 2017 of approximately $1.1 billion. Additionally, Vistra Operations may make distributions to Parent in amounts sufficient for Parent to make any payments required under the TRA or the Tax Matters Agreement or, to the extent arising out of Parent's ownership or operation of Vistra Operations, to pay any taxes or general operating or corporate overhead expenses. As of December 31, 2017, the maximum amount of restricted net assets of Vistra Operations that may not be distributed to Parent totaled $3.9 billion.

Under applicable Delaware General Corporate Law, we are prohibited from paying any distribution to the extent that such distribution exceeds the value of our "surplus," which is defined as the excess of our net assets above our capital (the aggregate par value of all outstanding shares of our stock).

Accumulated Other Comprehensive Income — During the year ended December 31, 2017 and the period from October 3, 2016 through December 31, 2016, we recorded changes in the funded status of our pension and other postretirement employee benefit liability totaling $(23) million and $6 million, respectively. During the year ended December 31, 2017 and the period from October 3, 2016 through December 31, 2016, no amounts were reclassified from accumulated other comprehensive income.

Predecessor Membership Interests

TCEH paid no dividends in the period from January 1, 2016 through October 2, 2016 nor the year ended December 31, 2015.